Exhibit A


                         Form 3 Joint Filer Information

Name:                      nCryptone S.A.

Address:                   150, rue Gallieni
                           92641 Boulogne Cedex, France

Designated Filer:          Prosodie S.A.

Issuer & Ticker or
Trading Symbol             Innovative Card Technologies, Inc. (INVC.OB)

Date of Event
Requiring Statement        June 28, 2006

Signature                  /s/ Andre Saint-Mleux
                           -----------------------------------------------------
                           Andre Saint-Mleux,
                           Chairman and Chief Executive Officer